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                         Prudential Equity Income Fund

                       Supplement dated February 27, 1998
                     to Statement of Additional Information
                            Dated December 30, 1997

The following information supplements "Appendix I--General Investment Information" in the Statement of Additional Information:

Standard Deviation

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

The following information supplements "Appendix II--Historical Performance Data" in the Statement of Additional Information:

    The Prudential Equity Income Fund (Class A) had a standard deviation of
14.11 and 12.35 for the three-year and five-year periods ended 12/31/97, respectively. The standard deviation for the average domestic equity fund was
14.41 (out of 2,332 funds) and 13.01 (out of 1,292 funds) for the three-year and five-year periods ended 12/31/97, respectively. (Source: Morningstar)

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